Exhibit 1.A(10)(a)(i)

Use only for the following product:
Check the product to which the request applies.
☐	Survivor Dimensions (15287)
☐	Market Dimensions (15290)

Southland Life Insurance Company
1290 Broadway
P.O. Box 173789 · Denver, CO 80217-3789
1.800.872.7542 · southlandlife.com

Supplement to Variable Universal Life Insurance Application

Investment Feature Selection Form

Section A - Premium Allocation

☐	Initial Premium Allocation ☐ Premium Allocation Change Request

Premium Allocation. Please allocate your premium among the investment options of the Separate Account and/or to the Guaranteed Interest Division. Please use whole number percentages for each division/option elected. You must allocate at least 1% of your premium allocation to each division/option in which you elect to invest. The total must equal 100%.

            % GUARANTEED INTEREST DIVISION*

*Transfers to or from the GID have specific time and amount limitations. Please refer to your policy or prospectus for additional information.

SEPARATE ACCOUNT INVESTMENT OPTIONS

Alger American	ING Income Shares-- Class R Shares	Janus Aspen Series

% Growth Portfolio	% VP Bond Portfolio	% Aggressive Growth Portfolio

% Leveraged AllCap Portfolio		% Balanced Portfolio

% MidCap Growth Portfolio	ING Partners--Initial Class	% Growth Portfolio

% Small Capitalization Portfolio	% ING UBS Tactical Asset Allocation Portfolio	% International Growth Portfolio

	% ING Van Kampen Comstock Portfolio	% Worldwide Growth Portfolio

Fidelity Variable Insurance Products Fund (VIP)

% Asset ManagerSM Portfolio	ING Variable Portfolios (VP)--Class R Shares	Pioneer Funds--Class 1

% Contrafund Portfolio	% Index Plus LargeCap Portfolio	% Mid Cap Value VCT Portfolio

% Equity-Income Portfolio	% Index Plus MidCap Portfolio	% Small Cap Value VCT Portfolio

% Growth Portfolio	% Index Plus SmallCap Portfolio

% High Income Portfolio		Putnam Variable Trust (VT) Class IB Shares

% Index 500 Portfolio	ING Variable Products Trust (VP)--Class R Shares	% Growth and Income Fund

% Investment Grade Bond Portfolio	% Growth Opportunities Portfolio	% New Opportunities Fund

% Overseas Portfolio	% MagnaCap Portfolio	% SmallCap Value Fund

	% MidCap Opportunities Portfolio	% Voyager Fund

The GCG Trust	% SmallCap Opportunities Portfolio

% Fully Managed Portfolio

% Limited Maturity Bond Portfolio	INVESCO Variable Investment Fund (VIF)

% Liquid Asset Portfolio (money market)	% VIF-Equity Income Fund

% Mid-Cap Growth Portfolio	% VIF-Utilities Fund

% Research Portfolio

% Total Return Portfolio

Designated Deduction Option. You may designate one investment option from which you want charges taken. If no investment option is designated or there is insufficient value in the option, charges will be deducted in proportion to the value invested in each investment option on the date of the charge.

Name of Investment Option:

Section B - Automatic Telephone Privileges

I acknowledge that my policy automatically will provide telephone privileges to perform certain transactions as specified in the current prospectus to me as policy owner and to my agent/registered representative and his/her assistant. I also agree that the Company and its distributor will not be liable for any loss, damage, costs or expenses incurred in acting on telephone instructions reasonably believed to be authentic. The Company may employ procedures that might include requiring forms of personal identification before accepting such telephone instructions. I understand that if I do not want myself or my agent/registered representative and his/her assistant to have such telephone privileges, I must indicate so below. I also understand that once granted, such privileges can be revoked only upon receipt of signed written instructions at the Company.

☐	I do not want telephone privileges.

☐	I do not want telephone privileges granted to my agent/registered representative and his/her assistant.

NOTE: Signature required on back page

21-420                                                  Page 1                                                   Rev. 5/1/02

Section C - Automatic Rebalancing Option

☐	Initiate Automatic Rebalancing (complete below)

☐	Change Automatic Rebalancing (complete below)

Automatic Rebalancing Allocation

Alger American	ING Income Shares-- Class R Shares	Janus Aspen Series

% Growth Portfolio	% VP Bond Portfolio	% Aggressive Growth Portfolio

% Leveraged AllCap Portfolio		% Balanced Portfolio

% MidCap Growth Portfolio	ING Partners--Initial Class	% Growth Portfolio

% Small Capitalization Portfolio	% ING UBS Tactical Asset Allocation Portfolio	% International Growth Portfolio

	% ING Van Kampen Comstock Portfolio	% Worldwide Growth Portfolio

Fidelity Variable Insurance Products Fund (VIP)

% Asset ManagerSM Portfolio	ING Variable Portfolios (VP)--Class R Shares	Pioneer Funds--Class 1

% Contrafund Portfolio	% Index Plus LargeCap Portfolio	% Mid Cap Value VCT Portfolio

% Equity-Income Portfolio	% Index Plus MidCap Portfolio	% Small Cap Value VCT Portfolio

% Growth Portfolio	% Index Plus SmallCap Portfolio

% High Income Portfolio		Putnam Variable Trust (VT) Class IB Shares

% Index 500 Portfolio	ING Variable Products Trust (VP)--Class R Shares	% Growth and Income Fund

% Investment Grade Bond Portfolio	% Growth Opportunities Portfolio	% New Opportunities Fund

% Overseas Portfolio	% MagnaCap Portfolio	% SmallCap Value Fund

	% MidCap Opportunities Portfolio	% Voyager Fund

The GCG Trust	% SmallCap Opportunities Portfolio

% Fully Managed Portfolio

% Limited Maturity Bond Portfolio	INVESCO Variable Investment Fund (VIF)

% Limited Asset Portfolio (money market)	% VIF-Equity Income Fund

% Mid-Cap Growth Portfolio	% VIF-Utilities Fund

% Research Portfolio

% Total Return Portfolio

        % Guaranteed Interest Division

Frequency and Date of Automatic Rebalancing: (If no options are marked, frequency will be quarterly and/or date will be last valuation date of calendar period.)

Frequency:

☐	Monthly ☐ Quarterly ☐ Semi-annually ☐ Annually

Date:

☐	Policy Processing Date--Date on which processing will occur based on frequency selected beginning (Month/Date)
☐	Last Valuation Date of Calendar Period
☐	Specific Date each Period beginning
(Specify Date)

Section D - Dollar Cost Averaging Option

☐	Initiate Dollar Cost Averaging (complete below) ☐ Change Dollar Cost Averaging (complete below)

Please transfer $                 or                % from:

☐	GCG Trust Liquid Asset Portfolio

into:	the Separate Account Investment Option(s) selected below.

Dollar Cost Averaging Allocation

Alger American		ING Variable Portfolios (VP)--Class R Shares

$ or %	Growth Portfolio	$ or %	Index Plus LargeCap Portfolio

$ or %	Leveraged AllCap Portfolio	$ or %	Index Plus MidCap Portfolio

$ or %	MidCap Growth Portfolio	$ or %	Index Plus SmallCap Portfolio

$ or %	Small Capitalization Portfolio

ING Variable Products Trust (VP)--Class R Shares

Fidelity Variable Insurance Products Fund (VIP)		$ or %	Growth Opportunities Portfolio

$ or %	Asset ManagerSM Portfolio (Service Class)	$ or %	MagnaCap Portfolio

$ or %	Contrafund Portfolio (Service Class)	$ or %	MidCap Opportunities Portfolio

$ or %	Equity-Income Portfolio (Service Class)	$ or %	SmallCap Opportunities Portfolio

$ or %	Growth Portfolio (Service Class)

$ or %	High Income Portfolio (Service Class)	INVESCO Variable Investment Fund (VIF)

$ or %	Index 500 Portfolio	$ or %	VIF-Equity Income Fund

$ or %	Investment Grade Bond Portfolio	$ or %	VIF-Utilities Fund

$ or %	Overseas Portfolio

Janus Aspen Series (Service Shares)

The GCG Trust		$ or %	Aggressive Growth Portfolio

$ or %	Fully Managed Portfolio	$ or %	Balanced Portfolio

$ or %	Limited Maturity Bond Portfolio	$ or %	Growth Portfolio

$ or %	Liquid Assets Portfolio (money market)

$ or %	Mid-Cap Growth Portfolio	$ or %	International Growth Portfolio

$ or %	Research Portfolio	$ or %	Worldwide Growth Portfolio

$ or %	Total Return Portfolio

Pioneer Funds--Class 1

ING Income Shares-- Class R Shares		$ or %	Mid Cap Value VCT Portfolio

$ or %	VP Bond Portfolio	$ or %	Small Cap Value VCT Portfolio

ING Partners--Initial Class		Putnam Variable Trust (VT) Class IB Shares

$ or %	NG UBS Tactical Asset Allocation Portfolio	$ or %	Growth and Income Fund

$ or %	ING Van Kampen Comstock Potfolio	$ or %	New Opportunities Fund

		$ or %	SmallCap Value Fund

		$ or %	Voyager Fund

Frequency and Date of Dollar Cost Averaging: (If no options are marked, frequency will be monthly and/or date will be policy processing date.)

Frequency:

☐	Monthly ☐ Quarterly ☐ Semi-annually ☐ Annually

Date:

☐	Policy Processing Date--Date on which processing will occur based on frequency selected beginning (Month/Date)

☐	Specific Date each Period beginning (Specify Date)

Terminate:

☐	Terminate Dollar Cost Averaging on (date)

☐	Terminate Dollar Cost Averaging when investment option from which money is being transferred reaches $

Section E - Investment Option Transfer Request

Transfer From	Investment Option	Transfer To	Transfer From	Investment Option	Transfer To

	Alger American			ING Variable Portfolios (VP)--Class R Shares
$ or %	Growth Portfolio	$ or %	$ or %	Index Plus LargeCap Portfolio	$ or %

$ or %	Leveraged AllCap Portfolio	$ or %	$ or %	Index Plus MidCap Portfolio	$ or %

$ or %	MidCap Growth Portfolio	$ or %	$ or %	Index Plus SmallCap Portfolio	$ or %

$ or %	Small Capitalization Portfolio	$ or %

ING Variable Products Trust (VP)--Class R Shares

	Fidelity Variable Insurance Products Fund (VIP)		$ or %	Growth Opportunities Portfolio	$ or %

$ or %	Asset ManagerSM Portfolio (Service Class)	$ or %	$ or %	MagnaCap Portfolio	$ or %

$ or %	ContraFund Portfolio (Service Class)	$ or %	$ or %	MidCap Opportunities Portfolio	$ or %

$ or %	Equity-Income Portfolio (Service Class)	$ or %	$ or %	SmallCap Opportunities Portfolio	$ or %

$ or %	Growth Portfolio (Service Class)	$ or %

$ or %	High Income Portfolio (Service Class)	$ or %		The INVESCO Variable Investment Fund (VIF)

$ or %	Index 500 Portfolio	$ or %	$ or %	VIF-Equity Income Fund	$ or %

$ or %	Investment Grade Bond Portfolio	$ or %	$ or %	VIF-Utilities Fund	$ or %

$ or %	Overseas Portfolio (Service Class)	$ or %

Janus Aspen Series Service Shares

	The GCG Trust		$ or %	Aggressive Growth Portfolio	$ or %

$ or %	Fully Managed Portfolio	$ or %	$ or %	Balanced Portfolio	$ or %

$ or %	Limited Maturity Bond Portfolio	$ or %	$ or %	Growth Portfolio	$ or %

$ or %	Mid-Cap Growth Portfolio	$ or %	$ or %	International Growth Portfolio	$ or %

$ or %	Research Portfolio	$ or %	$ or %	Worldwide Growth Portfolio	$ or %

$ or %	Total Return Portfolio	$ or %

Pioneer Funds--Class 1

	ING Income Shares-- Class R Shares		$ or %	Mid Cap Value VCT Portfolio	$ or %

$ or %	VP Bond Portfolio	$ or %	$ or %	Small Cap Value VCT Portfolio	$ or %

	ING Partners--Initial Class			Putnam Variable Trust (VT) Class IB Shares

$ or %	ING UBS Tactical Asset Allocation Portfolio	$ or %	$ or %	Growth & Income Fund	$ or %

$ or %	ING Van Kampen Comstock Portfolio	$ or %	$ or %	New Opportunities Fund	$ or %

			$ or %	SmallCap Value Fund	$ or %

			$ or %	Voyager Fund	$ or %

                % Guaranteed Interest Division*

*Transfers to or from the GID have specific time and amount limitations. Please refer to your policy or prospectus for additional information.

Section F - Signatures

I/We acknowledge that we have read and understand:

1. the terms and conditions listed in the instructions to this form, the Prospectus and the Policy for each of the options or changes requested.

2. I/we can cancel or change any elections requested in Sections C and D above by sending written notice to the Customer Service Center before the next transfer date.

3. that dollar cost averaging and automatic rebalancing will begin on the date specified only if ING Security Life has received this signed form before the date specified.

Signature of Owner(s) and authorized Registered Representative:

                                                                                                Date
        (Signature)                            (Printed Name)
                                                                                                Date
        (Signature)                            (Printed Name)
                                                                                                Date
        (Signature)                            (Printed Name)

Signature of Spouse (if applicable)                                                                         Date

If corporation, provide title of officer

Print name of Insured(s)

Policy Number                                                                     Daytime Phone Number
(For corporate owned/sponsored plans attach list of applicable policies)